SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 15, 2018.

MFS® Growth Series
Initial Class & Service Class Shares

Effective September 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Eric Fischman	2002	Investment Officer of MFS
Paul Gordon	July 2017	Investment Officer of MFS

Effective September 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.
Portfolio Manager	Primary Role	Five Year History
Eric Fischman	Portfolio Manager	Employed in the investment area of MFS since 2000
Paul Gordon	Portfolio Manager	Employed in the investment area of MFS since 2004

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